UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 30, 2024

Innovid Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40048	87-3769599
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Irving Place, 12th Floor
New York, New York 10003
(Address of principal executive offices) (Zip Code)
(212) 966-7555
(Registrant’s telephone number, include area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CTV	New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	CTVWS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Innovid Corp. (the “Company”) announces that it has agreed to the terms of a mutual separation agreement dated September 15, 2024 (the “Mutual Separation Agreement”), which is expected to become effective as of September 21, 2024, by and between the Company and its former Chief Commercial Officer, David Helmreich, who left the Company by mutual consent effective as of the close of business on August 30, 2024 (the “Separation Date”).

Under the terms of the Mutual Separation Agreement, the Company will provide Mr. Helmreich with a separation package consisting of the following: (i) cash severance in an amount equal to six months of Mr. Helmreich’s base salary in effect as of the Separation Date and an additional severance payment of $250,000; (ii) payment of continued health coverage for Mr. Helmreich and his eligible dependents under COBRA for a period of six months from the Separation Date; (iii) accelerated vesting of options to purchase 104,028 shares of common stock of the Company; and (iv) accelerated vesting of 125,395 restricted stock units covering common stock of the Company. The Company has also agreed to extend the period for exercising Mr. Helmreich’s vested options (including the options that vest in accordance with the terms of the Mutual Separation Agreement) to the first anniversary of the Separation Date.

The foregoing is only a summary of certain terms of the Mutual Separation Agreement and does not purport to be complete and is therefore qualified in its entirety by reference to the Mutual Separation Agreement as attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No	Description
10.1	Mutual Separation Agreement between Innovid Corp. and David Helmreich dated September 15, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVID CORP.

Date: September 18, 2024	By:	/s/ Zvika Netter
	Name:	Zvika Netter
	Title:	Chief Executive Officer